UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 9, 2020

QUALSTAR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California (State or other Jurisdiction of Incorporation or Organization)	001-35810 (Commission File Number)	95-3927330 (I.R.S. Employer Identification No.)

1267 Flynn Road

Camarillo, CA 93012

(Address of principal executive offices) (Zip Code)

(805) 583-7744

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	QBAK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                          Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Board of Directors (the “Board”) of Qualstar Corporation (the “Company”) has determined to voluntarily delist the Company’s common stock from The Nasdaq Stock Market, LLC (“Nasdaq”), and the Company notified Nasdaq of the Board’s determination on April 9, 2020.

The Company intends to file with the Securities and Exchange Commission (the “SEC”) on or about April 20, 2020, a Form 25, Notification of Removal from Listing and/or Registration under Section 12(b) of the Exchange Act relating to the delisting of the common stock. The Company expects that its common stock will be delisted from Nasdaq on or about April 30, 2020. After delisting, the Company’s common stock may be eligible for quotation on the Pink tier of OTC Markets Group if market makers commit to making a market in the Company’s shares. The Company can provide no assurance that trading in its common stock will continue on the OTC Markets Group or otherwise.

Following the delisting from Nasdaq, the Company intends to file with the SEC a Form 15 requesting the suspension of the Company’s reporting obligations under Sections 12(a) and 15(d) of the Exchange Act and deregistration of its common stock under Section 12(g) of the Exchange Act.

On April 9, 2020, the Company issued a press release announcing its intention to delist from Nasdaq and providing additional information about the reasons for the Board’s decision. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit

Number	Description

99.1	Press Release issued by Qualstar Corporation dated April 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALSTAR CORPORATION

Dated: April 9, 2020	By:	/s/ Steven N. Bronson
Name: Steven N. Bronson
Title: President and Chief Executive Officer